                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 23
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

       This Amendment No. 23 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the "Trust") amends the Amended and Restated Agreement and Declaration of
Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to change the name of Invesco Liquid Alternative Strategies Fund to Invesco Alternative Strategies Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 17, 2014.

                                             By:  /s/ John M. Zerr
                                                  ------------------------------
                                             Name:  John M. Zerr
                                             Title: Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                        CLASSES OF EACH PORTFOLIO
---------                                  -------------------------------------
Invesco Balanced-Risk Retirement Now Fund  Class A Shares
                                           Class AX Shares
                                           Class B Shares
                                           Class C Shares
                                           Class CX Shares
                                           Class R Shares
                                           Class R5 Shares
                                           Class R6 Shares
                                           Class RX Shares
                                           Class Y Shares

Invesco Balanced-Risk Retirement 2020 Fund Class A Shares
                                           Class AX Shares
                                           Class B Shares
                                           Class C Shares
                                           Class CX Shares
                                           Class R Shares
                                           Class R5 Shares
                                           Class R6 Shares
                                           Class RX Shares
                                           Class Y Shares

Invesco Balanced-Risk Retirement 2030 Fund Class A Shares
                                           Class AX Shares
                                           Class B Shares
                                           Class C Shares
                                           Class CX Shares
                                           Class R Shares
                                           Class R5 Shares
                                           Class R6 Shares
                                           Class RX Shares
                                           Class Y Shares

Invesco Balanced-Risk Retirement 2040 Fund Class A Shares
                                           Class AX Shares
                                           Class B Shares
                                           Class C Shares
                                           Class CX Shares
                                           Class R Shares
                                           Class R5 Shares
                                           Class R6 Shares
                                           Class RX Shares
                                           Class Y Shares


Invesco Balanced-Risk Retirement 2050 Fund       Class A Shares
                                                 Class AX Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class CX Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class RX Shares
                                                 Class Y Shares

Invesco Convertible Securities Fund              Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class Y Shares

Invesco Global Low Volatility Equity Yield Fund  Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class Y Shares

Invesco Growth Allocation Fund                   Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class S Shares
                                                 Class Y Shares

Invesco Income Allocation Fund                   Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class Y Shares

Invesco International Allocation Fund            Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class Y Shares

Invesco Alternative Strategies Fund              Class A Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class Y Shares

 Invesco Mid Cap Core Equity Fund       Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares

 Invesco Moderate Allocation Fund       Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class S Shares
                                        Class Y Shares

 Invesco Multi-Asset Inflation Fund     Class A Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares

 Invesco Conservative Allocation Fund   Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class S Shares
                                        Class Y Shares

 Invesco Small Cap Growth Fund          Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class S Shares
                                        Class Y Shares
                                        Investor Class Shares

 Invesco U.S. Mortgage Fund             Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R5 Shares
                                        Class Y Shares"